Exhibit 10(a)

THIRD MODIFICATION AGREEMENT

THIS THIRD MODIFICATION AGREEMENT (this "Agreement") made this 19th day of December, 2003, by and between INTERSTATE GENERAL COMPANY L.P., a Delaware publicly traded limited partnership and its successors and assigns (the "Borrower"); BRANDYWINE INVESTMENT ASSOCIATES LIMITED PARTNERSHIP, a Maryland limited partnership ("Partnership Guarantor"), INTERSTATE BUSINESS CORPORATION, a Delaware corporation ("Corporate Guarantor"), JAMES J. WILSON, an individual residing in the Commonwealth of Virginia, and BARBARA WILSON, an individual residing in the Commonwealth of Virginia, (collectively, the "Personal Guarantor") and MERCANTILE MORTGAGE CORPORATION, a Maryland corporation, and its successors and assigns (the "Lender"). Capitalized terms used herein but not defined herein shall have the respective meanings ascribed thereto in the Loan Agreement (as hereinafter defined).

RECITALS

WHEREAS, on July 26, 1999, Borrower entered into a loan and revolving line of credit facilities in the maximum principal amount of Ten Million Eight Hundred Forty Thousand Dollars ($10,840,000) which credit facilities have been increased pursuant to the modifications described below to a maximum principal amount of Twelve Million Ninety Thousand Dollars ($12,090,000) (collectively, the "Loan") with the Lender in accordance with the terms of a Loan Agreement dated as of July 26, 1999, by and between the Borrower and the Lender (the "Loan Agreement") and the Borrower executed and delivered to the Lender a Promissory Note of even date with the Loan Agreement in the maximum principal amount of Ten Million Eight Hundred Forty Thousand Dollars ($10,840,000), with interest thereon as set forth therein (the "Note");

WHEREAS, the Note is guaranteed, inter alia, by a Partnership Guaranty Agreement dated July 26, 1999, from Partnership Guarantor for the benefit of Lender (the "Partnership Guaranty");

WHEREAS, the Partnership Guaranty, is secured by (among other things) an Indemnity Deed of Trust and Security Agreement dated of even date with the Loan Agreement from the Partnership Guarantor to the Trustees on behalf of the Lender, recorded among the Land Records of Prince George's County, Maryland as Deed Book 13254, Folio 552 (the "Partnership Deed of Trust");

WHEREAS, on July 26, 1999, the Borrower entered into a letter of credit facility in the maximum principal amount of Five Hundred Thousand Dollars ($500,000) in accordance with the terms of the Loan Agreement (the "Letter of Credit Facility");

WHEREAS, the Borrower executed and delivered to Lender a Demand Letter of Credit Note dated July 26, 1999 (the "Demand Letter of Credit Note") and Borrower and Partnership Guarantor executed an Indemnification Agreement dated July 26, 1999 (the "Indemnification Agreement");

WHEREAS, the Lender, the Borrower and the Partnership Guarantor entered into a First Modification Agreement dated as of August 16, 2002 (the "First Modification Agreement"), whereby the parties (i) reduced the maximum principal amount due under the Infrastructure Loans to Three Million Nine Hundred Forty Thousand Dollars ($3,940,000); (ii) increased the maximum principal amount of the Letter of Credit Facility to Two Million Five Hundred Thousand Dollars ($2,500,000); (iii) prohibited any further advances under the Townhouse Line, except with respect to interest and property taxes; (iv) amended the Note by execution of the First Modification to Promissory Note dated August 16, 2002 by the Borrower and delivered to the Lender (the "First Modification to Note") and (v) made such other modification and executed such other documents as required therein.

WHEREAS, pursuant to the First Modification Agreement, the Lender and the Borrower entered into a First Modification to Demand Letter of Credit Note dated August 16, 2002 (the "First Modified Demand Letter of Credit Note") increasing the principal sum due under the Demand Letter of Credit Note to Two Million Five Hundred Thousand Dollars ($2,500,000) and along with James J. Wilson and the Partnership Guarantor, executed the Amended and Restated Indemnification Agreement dated August 16, 2002;

WHEREAS, Lender, the Borrower, Partnership Guarantor and James Wilson entered into a Second Modification Agreement dated August 29, 2003 ("Second Modification Agreement") whereby the parties (i) increased the Letter of Credit Facility by Two Million Dollars ($2,000,000) to a new maximum principal amount of Four Million Five Hundred Thousand Dollars ($4,500,000); (ii) extended the term of the Infrastructure Loan, for a new maturity of July 25, 2005; (iii) increased the maximum principal amount under the Infrastructure Loan by Two Million Dollars ($2,000,000) to a new maximum principal amount of Five Million Nine Hundred Forty Thousand Dollars ($5,940,000) and (iv) amended the Note by execution of the Second Modification to Promissory Note dated August 29, 2003 by the Borrower and delivered to the Lender (the "Second Modification to Note");

WHEREAS, pursuant to the Second Modification Agreement, the Lender and the Borrower entered into the Second Modification to Demand Letter of Credit Note ("Second Modification to Demand Letter of Credit Note") increasing the principal sum due under the Demand Letter of Credit Note to Four Million Five Hundred Thousand Dollars ($4,500,000) and along with James J. Wilson executed the Second Amended and Restated Indemnification Agreement, the "Second Amended and Restated Indemnification Agreement" and together with the Demand Letter of Credit Note, the First Modified Demand Letter of Credit Note, the Second Modified Demand Letter of Credit Note, and the "Third Amended and Restated Indemnification Agreement" (as defined below), are sometimes collectively referred to as, the "Letter of Credit Documents");

WHEREAS, Borrower has submitted to Lender a revised budget under the Infrastructure Loan;

WHEREAS, Borrower has requested (a) a Two Hundred Fifty Thousand Dollar ($250,000) increase to the Infrastructure Loan to a maximum principal amount of Six Million One Hundred Ninety Thousand Dollars ($6,190,000), (b) a working capital loan in the amount of Seven Million Six Hundred Thousand Dollars ($7,600,000), and (c) an extension of the maturity date on the Single Family Line, the Townhouse Line and the Letter of Credit Facility to July 25, 2005;

WHEREAS, Lender has agreed to make a working capital loan and increase the amount of the Infrastructure Loan provided that Partnership Guarantor, Personal Guarantor and Corporate Guarantor guaranty all of Borrower's obligations under the Loan Documents and they have agreed to do so.

WHEREAS, the Note, as amended, the Loan Agreement, as amended, the Partnership Guaranty, the Partnership Deed of Trust, the Corporate Guaranty (as defined below), the Personal Guaranty (as defined below), the Working Capital Note (as defined below) and Letter of Credit Documents, together with all other documents, instruments and certificates executed in connection with the Loan and the Working Capital Loan are hereinafter collectively referred to as the "Loan Documents"; and

WHEREAS, the parties hereto have agreed to certain modifications to the terms of the Loan and the Loan Documents as set forth in this Agreement.

NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Partnership Guarantor, the Corporate Guarantor, the Personal Guarantor and the Lender do hereby agree as follows:

1. Amendment of Loan Documents. The terms, conditions and provisions of the Loan Documents shall be amended as follows:

1.1. Deed of Trust. The terms, conditions and provisions of the Deed of Trust shall be amended as provided in the First Modification to Indemnity Deed of Trust and Security Agreement of even date herewith, which agreement shall be executed and delivered by Partnership Guarantor.

1.2. Indemnification Agreement. The terms, conditions and provisions of the Second Amended and Restated Indemnification Agreement shall be amended as provided in the Third Amended and Restated Indemnification Agreement of even date herewith (the "Third Amended and Restated Indemnification Agreement") which agreement shall be executed and delivered by Borrower, Partnership Guarantor, Corporate Guarantor and Personal Guarantor.

1.3. Promissory Note. The terms, conditions and provisions of the Note, as amended by the First Modification to Note and Second Modification to Note, shall be further amended as provided in the Third Modification to Promissory Note of even date herewith (the "Third Modification to Note"), which Third Modification to Note shall be executed and delivered by the Borrower to the Lender.

1.4. Partnership Guaranty. By the execution of this Agreement, Partnership Guarantor (a) agrees and acknowledges that the Partnership Guaranty shall remain in full force and effect, subject to the terms and conditions thereof and of this Agreement, (b) is in full agreement with the modifications described herein, and (c) shall absolutely and unconditionally guarantee the obligations of the Borrower, including Borrower's obligations with respect to the Working Capital Loan as set forth in such Partnership Guaranty.

1.5. Corporate Guaranty. By the execution of this Agreement, Corporate Guarantor (a) acknowledges that it is in full agreement with the modifications described herein and (b) agrees to absolutely and unconditionally guarantee the obligations of the Borrower as set forth in a Corporate Guaranty dated of even date herewith.

1.6. Personal Guaranty. By the execution of this Agreement, Personal Guarantor (a) acknowledges that they are in full agreement with the modifications described herein and (b) agrees and to absolutely and unconditionally guarantee the obligations of the Borrower as set forth in a Personal Guaranty dated of even date herewith.

1.7. Loan Agreement. The Loan Agreement, as amended by the First Modification Agreement and Second Modification Agreement, shall be further modified in accordance with the terms, conditions and provisions of this Agreement, and, specifically, as follows:

(a) The definition of "Completion Date" is hereby amended by deleting the words "July 25, 2004, except with respect to the Infrastructure Loan, which shall have a Completion Date of July 24, 2005" and inserting in lieu thereof "July 25, 2005".

(b) A new definition of "Corporate Guaranty" is hereby added as Section 1.31 as follows: "Corporate Guaranty": That certain Corporate Guaranty Agreement dated December 19, 2003 from Interstate Business Corporation for the benefit of Lender."

(c) A new definition of "Personal Guaranty" is hereby added as Section 1.32 as follows: "Personal Guaranty": That certain Personal Guaranty Agreement dated December 19, 2003 from Barbara Wilson and James J. Wilson for the benefit of the Lender."

(e) The definition of "Loan" is hereby modified by adding the words "Working Capital Loan" before the words "the Infrastructure Loan".

(f) The definition of "Infrastructure Loan" is hereby amended by deleting the words "Five Million Nine Hundred Forty Million Dollars ($5,940,000)" and inserting in lieu thereof "Six Million One Hundred Ninety Thousand Dollars ($6,190,000)".

(g) The definition of "Lender's Commitment" is hereby supplemented by adding the following to the end thereof: ", as supplemented by a letter from Lender dated August __, 2002 and as further supplemented by letters from Lender dated July 14, 2003 and December 4, 2003."

(h) The definition of "Loan Documents" is hereby modified by deleting the entire definition in Section 1.20 and inserting in lieu thereof "Collectively, the Lender's Commitment, this Agreement, the First Modification Agreement dated as of August 16, 2002 by and among the Borrower, the Partnership Guarantor, and the Lender (the "First Modification Agreement"), the Second Modification Agreement dated as of August 29, 2003 by and among the Borrower, the Partnership Guarantor, and the Lender (the "Second Modification Agreement"), the Third Modification Agreement dated as of December 19, 2003 by and among the Borrower, the Partnership Guarantor, each Personal Guarantor, the Corporate Guarantor and the Lender (the "Third Modification Agreement"), the Note, the First Modification to Note, the Second Modification to Note, the Third Modification to Note, the Working Capital Note, the Deed of Trust, the First Modification to Deed of Trust, the Assignment of Contracts, the Partnership Guaranty, the Environmental Indemnity, the Specific Pledge Agreement, any and all documents relating to the Letter of Credit Facility or the Letters of Credit, including, without limitation, the Demand Letter of Credit Note from the Borrower and the Partnership Guarantor to the Lender, as amended by the First Modification to the Demand Letter of Credit Note dated August 16, 2002 from the Borrower and the Partnership Guarantor to the Lender and further amended by the Second Modification to the Demand Letter of Credit Note dated August 29, 2003 from the Borrower and the Partnership Guarantor to the Lender, the Second Amended and Restated Indemnification Agreement dated August 29, 2003 from the Borrower, the Partnership Guarantor and James J. Wilson to the Lender, the Third Amended and Restated Indemnification Agreement dated December 19, 2003 from the Borrower, Partnership Guarantor, Corporate Guarantor and Personal Guarantor to the Lender and any and all certificates, opinions, assignments and other documents executed in connection herewith, and all other documents upon which the Lender has relied in making the Loan, the Working Capital Loan and establishing and maintaining the Letter of Credit Facility.

(i) The definition of "Note" is hereby amended by deleting "Ten Million Eight Hundred Forty Thousand Dollars ($10,840,000) and inserting in lieu thereof "Twelve Million Ninety Thousand Dollars ($12,090,000).

(j) A new definition of "Working Capital Loan" is hereby added as Section 1.33 as follows: Working Capital Loan: The Loan in the maximum principal amount of Seven Million Six Hundred Thousand Dollars ($7,600,000) to be used to (a) repay in full all outstanding principal and interest owing on an existing loan from TJJ Corporation, (b) fund wetlands remediation at the St. Charles Town Center, (c) provide working capital for the Borrower and repay intercompany loans from Corporate Guarantor to Borrower, and (d) fund interest carry on the Loan, the Working Capital Loan and the Letter of Credit Facility.

(k) A new definition of "Working Capital Note" is hereby added as Section 1.34 as follows: "Working Capital Note": The Promissory Note dated December 19, 2003 evidencing the Working Capital Loan in the maximum principal amount of Seven Million Six Hundred Thousand Dollars ($7,600,000).

(l) Section 2.1(a) is hereby amended by deleting the last sentence and inserting in lieu thereof: "The term of the Loan shall mature on July 25, 2005."

(m) Section 2.1 (b) is hereby amended by deleting the words "Five Million Nine Hundred Forty Thousand Dollars ($5,940,000)" and inserting in lieu thereof: "Six Million One Hundred Ninety Thousand Dollars ($6,190,000)."

(n) Section 2.1 (f) is hereby amended by deleting the language beginning "July 25, 2004" (except with respect to the Infrastructure Loan which shall be due and payable on July 25, 2005)" in the second line and inserting in lieu thereof: "July 25, 2005".

(o) A new Section 2.1(g) is hereby added as follows: "(g) Working Capital Loan: Subject to the terms and conditions of this Agreement and the other Loan Documents, the Lender agrees to make advances to the Borrower until the Completion Date in the maximum principal amount of Seven Million Six Hundred Thousand Dollars ($7,600,000) in order to: (a) repay in full all outstanding principal and interest owing on a loan outstanding to TJJ Corporation, (b) fund wetlands remediation expenses at St. Charles Town Center, (c) provide working capital for the Borrower and repay intercompany loans from Corporate Guarantor to the Borrower, and (d) fund interest carry on the Loan, the Working Capital Loan and the Letter of Credit Facility in such amounts as shown on Exhibit "B-1". The Working Capital Loan shall mature on July 25, 2005."

(p) Section 2.6(a) is hereby amended by deleting the language "July 25, 2004" (except with respect to the Infrastructure Loan which shall be due and payable on July 25, 2005)" and inserting in lieu thereof: "July 25, 2005."

(q) A new Section 8.19 is hereby inserted as follows:

"8.19 Performance Criteria. The Borrower shall complete the settlement of the 103 remaining townhome lots (as of December 19, 2003) under contract to Washington Homes and the settlement of sale of the 13 acre commercial property under contract to Zimmer Development no later than September 1, 2004."

(r) A new Section 8.20 is hereby inserted as follows:

"8.20 Equity Loans. Borrower, Personal Guarantor, Partnership Guarantor and Corporate Guarantor shall be prohibited from obtaining equity financing related to the Project, whether secured or unsecured without the prior written consent of Lender."

(s) A new Section 10.13 is hereby added as follows:

"10.13 Appraisal Right. The Lender shall have the right exercisable at any time to obtain an appraisal of the Project at Borrower's expense for purposes of determining the loan-to-value ratio."

(t) A new Exhibit B-1 is hereby added in the form of Exhibit B-1 attached hereto.

1.8. Loan Documents. All other Loan Documents shall be deemed to be amended to reflect the modifications set forth herein.

2. Confirmation of Lien. The Partnership Guarantor hereby confirms the lien, legal operation and effect of the Partnership Deed of Trust and the respective grants, conveyances, and assignments made therein to secure the Partnership Guaranty as amended by this Agreement, so that such Partnership Guaranty, as amended by this Agreement and the indebtedness represented thereby is neither extinguished nor discharged but is expressly reserved and confirmed hereby, and so that the lien, legal operation and effect of the Partnership Deed of Trust is neither discharged nor released, but is expressly reserved and confirmed hereby, and the Partnership Guarantor hereby regrants and reconveys unto the Trustee the property described in the Partnership Deed of Trust (saving and excepting those portions of the property previously released) in order to secure the indebtedness represented by the Partnership Guaranty as amended by this Agreement and affirms and restates all covenants, representations and warranties of the Partnership Guarantor in the Partnership Deed of Trust as of the date hereof.

3. Joinder and Consent of Partnership Guarantor, Corporate Guarantor and Personal Guarantor. The Partnership Guarantor, Corporate Guarantor and Personal Guarantor join in this Agreement in order to evidence their consent to the amendments set forth herein, and each hereby ratifies and confirms all of the terms, provisions and conditions of the Partnership Guaranty, Corporate Guaranty and Personal Guaranty, as amended hereby, and agree that the Partnership Guaranty, Corporate Guaranty and Personal Guaranty, as amended hereby, remain in full force and effect, unaffected by the amendments set forth herein.

4. Additional Loan Documents. As a condition precedent to the effectiveness of this Agreement:

4.1. The Borrower, the Partnership Guarantor, Corporate Guarantor, and the Personal Guarantor hereby agree to execute such other and further documents, including, without limitation, confirmatory deeds, security agreements, agreements, financing statements, continuation statements, and the like, as may be reasonably required, necessary, convenient, or proper, to perfect, confirm, establish, re-establish, continue or complete the liens and security interests securing the Note, the Working Capital Note, the Demand Letter of Credit Note, as amended by the First Modified Demand Letter of Credit Note, the Second Modified Demand Letter of Credit Note, the Partnership Guaranty, the Partnership Deed of Trust, as amended, the Corporate Guaranty and/or the Personal Guaranty, and the purposes and intentions of this Agreement; and

4.3. The Borrower, the Personal Guarantor, Corporate Guarantor and/or the Partnership Guarantor (as appropriate) shall have executed and delivered to the Lender at closing all documents and instruments reasonably required in connection with this Agreement;

5. Payment of Closing Costs. All fees and expenses required in connection with this Agreement, including the reasonable expense of Lender's counsel, shall be due and payable by Borrower at closing.

6. Modification and Extension Fees. At the time of closing for this Third Modification, as consideration for the modifications contained herein, Borrower shall pay to Lender Seventy-Eight Thousand Five Hundred Dollars ($78,500). The Borrower shall not be required to pay the extension fee due to the Lender on January 25, 2004 as described in the Second Modification Agreement and in the commitment letter dated as of July 14, 2003.

7. Other Terms. Other than the foregoing, all other terms and conditions of the Loan Documents previously executed and delivered by the Borrower, the Personal Guarantor and the Partnership Guarantor to the Lender shall remain unchanged and in full force and effect except as otherwise modified or amended by the parties in writing.

8. Warranties and Representations. As an inducement to the Lender to enter into this Agreement, the Borrower, the Partnership Guarantor, Corporate Guarantor and Personal Guarantor make the following representations and warranties to the Lender and acknowledge the Lender's justifiable reliance thereon:

8.1. There exists, as of the date hereof, no default under the Loan Documents and the Borrower, Partnership Guarantor, Personal Guarantor and Corporate Guarantor are in full compliance with the terms and provisions of the Loan Documents;

8.2. All warranties and representations previously made by the Borrower, the Personal Guarantor and the Partnership Guarantor to the Lender remain true, accurate and complete as of the date hereof;

8.3. There have been no material adverse changes in the finances or operations of the Borrower, the Personal Guarantor, Corporate Guarantor and/or the Partnership Guarantor; and

8.4. The Loan Documents as modified pursuant to the terms hereof are the valid and binding obligations of the Borrower, the Personal Guarantor, Corporate Guarantor and the Partnership Guarantor and as amended herein, are fully enforceable in accordance with their terms.

9. Acknowledgment, Waiver and Release. In order to induce the Lender to enter into this Agreement, the Borrower, the Personal Guarantor, Corporate Guarantor and the Partnership Guarantor:

9.1. Acknowledge and agree that the Lender has, up to the date of this Agreement, fully and properly discharged all of the covenants and other provisions of the Loan Documents;

9.2. Up to the date of this Agreement, waive any breach by the Lender of the Loan Documents; and

9.3. Acknowledge and agree that they will not, directly or indirectly, do any act or fail to do any act which would impair or affect the Lender's security interest in any of the collateral for the Loan.

10. Incorporation. The terms and conditions of the Loan Documents are incorporated by reference and made a part hereof, except as amended herein. In the event of any inconsistencies between this Agreement and any other Loan Documents, this Agreement shall control.

11. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be fully effective without the others and all of which shall collectively be an original of this Agreement.

IN WITNESS WHEREOF, the Borrower, the Partnership Guarantor, the Corporate Guarantor and the Personal Guarantor and the Lender have executed this Third Modification Agreement under their respective seals as of the day and year first above written.

WITNESS:	BORROWER:

INTERSTATE GENERAL COMPANY L.P. By: Interstate General Management Corporation, its general partner

/s/		By:	/s/ (SEAL)
Mark Augenblick			Name: James J. Wilson,
Title: Chairman and CEO of Interstate General Management Corporation, the Managing General Partner of Interstate General Company, L.P.

PARTNERSHIP GUARANTOR:

BRANDYWINE INVESTMENT ASSOCIATES LIMITED PARTNERSHIP

	By:	St. Charles Associates Limited Partnership, its general partner

	By:	Interstate General Company L.P., its general partner

		By:	Interstate General Management Corporation, its general partner

/s/		By:	/s/ (SEAL)
Mark Augenblick			Name: James J. Wilson,
Title: Chairman and CEO of Interstate General Management Corporation, the Managing General Partner of Interstate General Company, L.P.

PERSONAL GUARANTOR:

/s/		/s/ (SEAL)
Mark Augenblick		JAMES J. WILSON

/s/		/s/ (SEAL)
Mark Augenblick		BARBARA WILSON

CORPORATE GUARANTOR: INTERSTATE BUSINESS CORPORATION

/s/	By:		/s/ (SEAL)
Elizabeth Clayton			Name: James M. Wilson Title: President

LENDER: MERCANTILE MORTGAGE CORPORATION, a Maryland corporation

/s/	By:		/s/
James E. Spedden, Jr.			Name: Joseph J. O'Brien, Jr. Title: Senior Vice President